SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 22     -     SUBSEQUENT EVENTS

In December 2019, a new strain of coronavirus (“COVID-19”) was reported to have surfaced in Wuhan, Hubei Province, China. During January, February and March of 2020, COVID-19 has spread globally, including in Israel, Europe, and America. In response to the COVID-19 virus, countries have taken different measures in relation to prevention and containment including lock-down and quarantine. The COVID-19 virus continues to impact worldwide economic activity and pose the risk that we or our employees, contractors, suppliers, customers and other business partners may be prevented from conducting certain business activities for an indefinite period of time, including due to shutdowns that may be requested or mandated by governmental authorities or otherwise elected by companies as a preventive measure. The Company relies, with respect to some of its products, on manufacturers in China. The effects of the COVID-19 may result in such products not being produced and/or shipped to the Company. In addition, mandated government authority measures or other measures elected by companies as preventive measures may lead to our consumers being unable to complete purchases or other activities. COVID-19 may have an adverse effect on trading, on our operations, collection of our client debt and, its continuous spread and protective measures taken by the authorities may adversely affect our future results of operations, cash flows and financial condition.